Exhibit 10.9
                     AMENDMENT TO REVOLVING CREDIT AGREEMENT
                            AND REVOLVING CREDIT NOTE


         This Amendment, dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.


                                    RECITALS

         A. The Borrower and the Bank have executed a Revolving Credit Agreement (the "Agreement") and the Borrower has executed a Revolving Credit Note (the "Note"), both dated February 19, 1996, and the Borrower (and if applicable, certain third parties) have executed the documents identified in Article III of the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the aggregate amount not to exceed $7,000,000.

         B. The   Borrower   has    requested   that   the   Bank permit certain
modifications to the Agreement and the Note as described below.

         C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.


                               TERMS OF AGREEMENT

         In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

         1. Bank Name. The references to "BNC National Bank, Minnesota" in the Agreement and the Note are deleted and replaced with "BNC National Bank of Minnesota."

         2.  Revolving   Credit   Facility.  Paragraph  2.1  of the Agreement is
deleted and replaced with the following:


                  2.1 Revolving Credit Facility. From time to time prior to February 19, 1998 or the earlier termination hereof pursuant to Article VI, Borrower may borrow from the Bank for the purposes provided in
         Section 4.6 up to the aggregate principal amount outstanding at any one time of up to $12,000,000. All revolving loans hereunder will be evidenced by a single promissory note of the Borrower payable to the order of the Bank in the principal amount of $12,000,000 (the "Note"). Although the Note will be expressed to be payable in the amount of $12,000,000, the Borrower will be obligated to pay only the amount of loans actually disbursed hereunder together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.

         3. Extension of Maturity Date. All references to "February 19, 1997" in the Note and the Agreement as the maturity date of the loan are hereby deleted and replaced with "February 19, 1998."

         4. Loan Amount. The reference in Paragraph 2.4 (i) of the Agreement to "$7,000,000" is deleted and replaced with "$12,000,000."


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         5.  Restrictions on Proceeds. The last sentence of Paragraph 4.6 of the
Agreement is deleted in its entirety.

         6. Primary Capital to Assets. Paragraph 4.15 (a) is deleted and replaced with the following:

             (a)      Primary Capital to Assets of at least 7%.

         7. Return on Assets. Paragraph 4.15 (d) of the Agreement is deleted and replaced with the following:

                  (d) an average return on Assets for BNC National Bank of at least .75%; and an average return on Assets of BNC National Bank of Minnesota of at least .25%.

         8. Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or the Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

         9. Preconditions of Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by all guarantors (if any) and any other third party required by the Bank.

         10. No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

         11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

         12. Authorization. The Borrower and all guarantors (if any) represent and warrant that the execution, delivery and performance of this Amendment and the documents referenced herein are within the corporate or partnership powers (as applicable) of the Borrower and all corporate or partnership guarantors, and have been duly authorized by all necessary corporate or partnership action.

         Dated as of February 11, 1997.


                                           BNCCORP, INC.,
                                           A Delaware corporation


                                       By:   /s/ Gregory K. Cleveland
                                          --------------------------------------
                                       Name and Title:     President
                                                      --------------------------


                                          FIRSTAR BANK MILWAUKEE, N.A. (Bank)

                                       By:   /s/ Stephen J. Moore
                                          --------------------------------------
                                            Stephen J. Moore, Vice President



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